                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ---------------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 1999


                               U.S. Foodservice
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

        Delaware                           0-24954           52-1634568
-------------------------------         ------------    -------------------
(State or other jurisdiction of         (Commission     (I.R.S. Employer
incorporation)                          File Number)    Identification No.)

9755 Patuxent Woods Drive, Columbia, Maryland              21046
---------------------------------------------           ----------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:     410-312-7100

Item 5. Other Events.

        The registrant hereby files a copy of its amended and restated rights agreement, dated as of October 4, 1999, which reflects the termination of The Bank of New York as Rights Agent under the agreement and the appointment of ChaseMellon Shareholder Services, L.L.C., the registrar and transfer agent for the Company's common stock, as successor Rights Agent under the agreement. The agreement filed hereby restates the rights agreement originally adopted as of February 19, 1996 by incorporating certain previously approved and filed amendments to such rights agreement and additional amendments principally related to the appointment of the successor Rights Agent.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.                             Exhibit
-----------                             -------

Exhibit 4 Amended and Restated Rights Agreement, dated as of October 4, 1999, between U.S. Foodservice and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.

                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        U.S. FOODSERVICE

                                        By: /s/ David M. Abramson
                                            ----------------------------
                                            David M. Abramson
                                            Executive Vice President and
                                                General Counsel


Date: October 4, 1999